                            THE GLENMEDE FUND, INC.

                            THE GLENMEDE PORTFOLIOS
                                (800) 442-8299

                      STATEMENT OF ADDITIONAL INFORMATION

                                January 1, 1998

         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") and The Glenmede Portfolios' ("Glenmede Portfolios" and collectively with Glenmede Fund, the "Funds") Prospectuses dated January 1, 1998 and February 27, 1997, respectively, as amended or supplemented from time to time (the "Prospectuses"). This Statement of Additional Information is for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Equity, Small Capitalization Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios. To obtain any of the Prospectuses, please call the Funds at the above telephone number.


         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in the Funds' Prospectuses.


                            Table of Contents
                                                                       Page

THE FUNDS..............................................................  2
INVESTMENT OBJECTIVES AND POLICIES.....................................  2
PURCHASE OF SHARES.....................................................  3
REDEMPTION OF SHARES...................................................  4
SHAREHOLDER SERVICES...................................................  4
PORTFOLIO TURNOVER.....................................................  4
INVESTMENT LIMITATIONS.................................................  4
MANAGEMENT OF THE FUNDS................................................  8
INVESTMENT ADVISORY AND OTHER SERVICES.................................  9
DISTRIBUTOR............................................................ 12
PORTFOLIO TRANSACTIONS................................................. 12
ADDITIONAL INFORMATION CONCERNING TAXES................................ 13
PERFORMANCE CALCULATIONS............................................... 24
GENERAL INFORMATION.................................................... 29
FINANCIAL STATEMENTS................................................... 30
OTHER INFORMATION...................................................... 30
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS......................A-1

                                   THE FUNDS

         On February 27, 1997, the Model Equity Portfolio changed its name to the Large Cap Value Portfolio. On September 25, 1997, the Intermediate Government Portfolio changed its name to the Core Fixed Income Portfolio. References in this Statement of Additional Information are to a Portfolio's current name.


         On March 1, 1991 the Small Capitalization Equity Portfolio commenced operations offering a single class of shares. On January 1, 1998 the Small Capitalization Portfolio began to offer a second class of shares known as "Institutional Shares." The original class of shares has been designated as "Advisor Shares." Historical information concerning expenses and performance is that of the Advisor Shares.


                      INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the investment objectives and policies set forth in the Funds' Prospectuses:

         Repurchase Agreements

         Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

         Forward Foreign Exchange Contracts

         The International Portfolio may enter into forward foreign exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC such as the New York Mercantile Exchange. The International Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward contract, the International Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         Securities Lending

         Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. The Portfolios may, from time to time, pay negotiated fees in connection with the lending of securities.

                              PURCHASE OF SHARES

         The purchase price of shares of each Portfolio is the net asset value next determined after receipt of the purchase order by the particular Fund.

         Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

         At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolios investment objectives and policies.

                             REDEMPTION OF SHARES

         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

         No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

                             SHAREHOLDER SERVICES

         Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact the Advisor.

                              PORTFOLIO TURNOVER

         The Portfolios will not normally engage in short-term trading, but reserve the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objectives and policies. The Portfolios' portfolio turnover rates for each of the past fiscal years are set forth under "Financial Highlights" in the Funds' Prospectuses. Changes in the Portfolios' turnover rates were due to market fluctuations and investment opportunities.

                            INVESTMENT LIMITATIONS

         Each Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio. Each Portfolio will not:

         (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

         (8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (9) underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days;

         (10) invest for the purpose of exercising control over management of any company;

         (11) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, or instruments issued by U.S. banks; and

         (13) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

         Each Portfolio, with the exception of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

         (1) with respect as to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         Although not a matter of fundamental policy, pursuant to Rule 2a-7 under the 1940 Act, the Government Cash Portfolio will limit its purchases of any one issuer's securities (other than U.S. Government Securities) to 5% of the Portfolio's total assets at the time of purchase, except that it may invest more than 5% (but no more than 25%) of its total assets in First Tier

Securities of one issuer for a period of up to three business days.

         Each of the Muni Intermediate and New Jersey Muni Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which generally will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company for federal income tax purposes, the Portfolio generally will limit its investments such that at the close of each quarter of the taxable year it will not, with respect to 50% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

         With regard to limitation (11), the 1940 Act currently prohibits an investment company from acquiring securities of another investment company if, as a result of the transaction, the acquiring company and any company or companies controlled by it would own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring company, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquired company) having an aggregate value in excess of 10% of the value of the total assets of the acquiring company. In addition to the advisory fees and other expenses that a Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, such Portfolio would bear its "pro rata" portion of the other investment company's advisory fees and other expenses. Therefore, to the extent that a Portfolio is invested in shares of other investment companies, such Portfolio's shareholders will be subject to expenses of such other investment companies, in addition to expenses of the Portfolio.

         As a matter of policy which may be changed by the particular Fund's Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

         In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transaction, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

                            MANAGEMENT OF THE FUNDS

         Each Fund's officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers. A list of the Board members and officers and a brief statement of their current positions and principal occupations during the past five years is set forth in the Funds' Prospectuses.

Remuneration of Board Members


         Effective June 12, 1996, Glenmede Fund pays each Board member, other than officers of the Advisor, an annual fee of $8,000 plus $1,250 for each Board meeting attended and each Board Valuation Committee meeting attended (unless such meeting was held in conjunction with a Board meeting) and out-of-pocket expenses incurred in attending Board meetings. Prior to June 12, 1996, Glenmede Fund paid each Director, other than officers of the Advisor, an annual fee of $6,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. Glenmede Portfolios pays each Board member, other than officers of the Advisor, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Officers of the Funds receive no compensation as officers from the Funds.

         Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 1997.



                                                                                 Pension or
                                                                                 Retirement
                                        Aggregate          Aggregate             Benefits        Estimated
                                        Compensation       Compensation          Total           Annual            Total
                                        from               from                  Part of         Benefits          Compensation
      Name of                           Glenmede           Glenmede              the Funds'      Upon              from the
  Person, Position                      Fund               Portfolios            Expense         Retirement        Funds
--------------------                    -------------      -------------         ------------    ------------      --------------
Dr. H. Franklin Allen, Ph.D.,           $15,459            $1,041                None            None              $16,500
  Director/Trustee

Willard S. Boothby, Jr.,                $14,196            $1,054                None            None              $15,250
  Director/Trustee

John W. Church, Jr.                     None               None                   None            None              None
  Director/Trustee

Francis J. Palamara,                    $14,196            $1,054                None            None              $15,250
  Director/Trustee

G. Thompson Pew, Jr.,                   $16,696            $1,054                None            None              $17,750
  Director/Trustee


                    INVESTMENT ADVISORY AND OTHER SERVICES

         The Advisor, The Glenmede Trust Company, is the wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 76 shareholders. The Corporation has a nine person Board of Directors which, at September 30, 1997, collectively, owned 98.67% of the Corporation's voting shares and 37.80% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at September 30, 1997 are as follows:

The Glenmede Corporation                      Percent of           Percent of
Board of Directors                           Voting Shares        Total Shares

Susan W. Catherwood......................        10.83%                1.23%
Richard F. Pew...........................        10.83%                1.07%
Thomas W. Langfitt, M.D..................        11.07%                8.69%
Arthur E. Pew III........................        10.83%                1.07%
J. Howard Pew, II........................        10.83%                1.43%
J. N. Pew, III...........................        11.07%                5.45%
J. N. Pew, IV............................        11.07%                1.43%
R. Anderson Pew..........................        11.07%                6.03%
Ethel Benson Wister......................        11.07%                11.4%
                                                 ------               ------
                                                 98.67%               37.80%

         As noted in the Prospectuses, the Advisor does not receive any fee from the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios for its investment services. Prior to January 1, 1998, the Advisor did not receive any fee from The Small Capitalization Equity Portfolio for its investment services. Effective January 1, 1998, the Advisor is entitled to receive a fee from the Small Capitalization Equity Portfolio for its investment services computed daily and payable monthly, at an annual rate of .55% of that Portfolio's average daily net assets. Additionally, all shareholders in the Portfolios are clients of the Advisor or an Affiliate and, as clients, pay fees which vary depending on the capacity in which the Advisor or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, the Advisor charges its clients up to 1% on the first $1 million of principal, .60% on the next $1 million of principal, .50% on the next $3 million of principal and .40% on the next $5 million of principal, with a minimum annual fee of $10,000. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.

         Since July 1, 1995, administrative, transfer agency and dividend paying services have been provided to each of the Funds by ICC, pursuant to a Master Services Agreement between each of the Funds and ICC. See "Administrative, Transfer Agency and Dividend Paying Services" in the Prospectuses for information concerning the substantive provisions of each Master Services Agreement. For the fiscal year ended October 31, 1997, the Funds paid ICC fees of $178,351 for the Government Cash Portfolio, $99,450 for the Tax-Exempt Cash Portfolio, $101,654 for the Core Fixed Income Portfolio, $342,102 for the International Portfolio, $45,406 for the Equity Portfolio, $144,610 for the Small Capitalization Equity Portfolio, $24,893 for the Large Cap Value Portfolio, $7,183 for the Muni Intermediate Portfolio and $3,821 for the New Jersey Muni Portfolio.

         For the fiscal year ended October 31, 1996, the Funds paid ICC fees of $183,151 for the Government Cash Portfolio, $95,073 for the Tax-Exempt Cash Portfolio, $110,811 for the Core Fixed Income Portfolio, $216,069 for the International Portfolio, $33,415 for the Equity Portfolio, $101,413 for the Small Capitalization Equity Portfolio, $12,716 for the Large Cap Value Portfolio, $7,474 for the Muni Intermediate Portfolio and $2,571 for the New Jersey Muni Portfolio.

          For the period July 1, 1995 to October 31, 1995, the Funds paid ICC fees of $59,300 for the Government Cash Portfolio, $30,104 for the Tax-Exempt Cash Portfolio, $48,906 for the Core Fixed Income Portfolio, $55,781 for the International Portfolio, $11,445 for the Equity Portfolio, $24,932 for the Small Capitalization Equity Portfolio, $2,615 for the Large Cap Value Portfolio, $2,663 for the Muni Intermediate Portfolio and $808 for the New Jersey Muni Portfolio.

         From the close of business on May 6, 1994 to the close of business on June 30, 1995, administrative services were provided to each Fund by The Shareholder Services Group, Inc. ("TSSG"), pursuant to Administration Agreements. For the period November 1, 1994 to June 30, 1995, the Funds paid TSSG administrative fees of $238,455 for the Government Cash Portfolio, $126,195 for the Tax-Exempt Cash Portfolio, $193,903 for the Core Fixed Income Portfolio, $172,504 for the International Portfolio, $38,056 for the Equity Portfolio, $76,001 for the Small Capitalization Equity Portfolio, $11,371 for the Large Cap Value Portfolio, $11,012 for the Muni Intermediate Portfolio and $2,829 for the New Jersey Muni Portfolio. For the period May 6, 1994 through October 31, 1994, the Funds paid TSSG administrative fees of $138,505 for the Government Cash Portfolio, $96,424 for the Tax-Exempt Cash Portfolio, $166,354 for the Core Fixed Income Portfolio, $126,733 for the International Portfolio, $28,783 for the Equity Portfolio, $44,272 for the Small Capitalization Equity Portfolio, $9,019 for the Large Cap Value Portfolio, $13,154 for the Muni Intermediate Portfolio and $1,858 for the New Jersey Muni Portfolio.

         As described more fully in the Prospectuses, the Advisor provides shareholder support services to their clients who beneficially own shares of the Portfolios pursuant to a Shareholder Servicing Agreement ("Agreement") with each of the Funds. Shareholder servicing fees payable for the fiscal year ended October 31, 1997 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $233,912, $130,408, $129,813, $9,418, $5,023, $59,674, $448,678, $189,976 and $32,710,
respectively.

         Shareholder servicing fees payable for the fiscal year ended October 31, 1996 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $226,624, $117,082, $136,249, $9,135, $3,168, $42,934, $265,082, $125,390 and $15,789, respectively.

         Shareholder servicing fees payable for the period January 1, 1995 to October 31, 1995 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Equity, International, Small
Capitalization Equity and Large Cap Value Portfolios were $179,403, $88,295, $137,633, $7,721, $2,177, $29,441, $130,533, $ 61,932, and $7,699,
respectively.

         Custody services are provided to each Portfolio by The Chase Manhattan Bank, N.A., Brooklyn, New York.

                                  DISTRIBUTOR

         Shares of the Funds are distributed continuously and are offered without a sales load by ICC Distributors, Inc. ("ICC Distributors"), pursuant to a Distribution Agreement between the Funds and ICC Distributors. ICC Distributors receives no fee from the Funds for its distribution services.

                            PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreements authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to a Portfolio and the Advisor's other clients.


         During the fiscal year ended October 31, 1997, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $80,102, $1,256,020, $592,458 and $171,033 in brokerage commissions, respectively. During the fiscal year ended October 31, 1996, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $99,329, $726,803, $487,995 and $165,881 in brokerage commissions, respectively. During the fiscal year ended October 31, 1995, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $157,547, $453,721, $343,683 and $165,103 in brokerage commissions, respectively.


         The Government Cash, Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

         Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor may place portfolio orders with qualified broker-dealers who refer clients to the Advisor.

         Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the Advisor. If purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

                    ADDITIONAL INFORMATION CONCERNING TAXES

         General. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. In addition, each Portfolio must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

         Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the distributing Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. Each Portfolio will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year. Shareholders should note that, upon the sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         Under the Taxpayer Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum tax rate for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but no longer than 18 months, the maximum tax rate on capital gains continues to be 28%. For sales or exchanges on or before July 28, 1997, an individual's net capital gains are still taxable at a maximum rate of 28%. Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (although surtax provisions apply at certain income levels to result in marginal rates as high as 39%).

         If for any taxable year a Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (including amounts derived from interest on tax-exempt obligations in the case of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios) would be taxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

         Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios. As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         The percentage of total dividends paid by each Portfolio with respect to any taxable year which qualify as Federal exempt- interest dividends will be the same for all shareholders receiving dividends for such year. In order for each Portfolio to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of each Portfolio's assets must consist of exempt-interest obligations. After the close of its taxable year, each Portfolio will notify its shareholders of the portion of the dividends paid by it which constitutes an exempt- interest dividend with respect to such year. However, the aggregate amount of dividends so designated by each Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the particular Portfolio for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

         Interest on indebtedness incurred by a shareholder to purchase or carry such a Portfolio's shares generally is not deductible for Federal income tax purposes if the Portfolio distributes exempt-interest dividends during the shareholder's taxable year.

         While each Portfolio will seek to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by a Portfolio will be distributed. In general, each Portfolio's investment company taxable income will be its taxable income (including taxable interest received from temporary investments and any net short-term capital gains realized by a Portfolio) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year.

         Federal Taxation of Certain Financial Instruments. Generally, certain foreign currency contracts entered into and held by the International Portfolio at the close of the Fund's taxable year may be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the foreign currency contract ("the 40-60 rule"). To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those foreign currency contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Other foreign currency contracts entered into by the International Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         With respect to foreign currency contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a foreign currency contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of a Portfolio's contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

         Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations under which certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the International Portfolio may make or enter into will be subject to the special currency rules described above.

Special Considerations Regarding Investment In Pennsylvania
Municipal Obligations.

         The concentration of investments in Pennsylvania Municipal Obligations by the Muni Intermediate Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in Pennsylvania.

         Pennsylvania's economy historically has been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

         The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although the balance in the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last four years; as of June 30, 1996, the General Fund had a surplus of $35.2 million.

         Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. After its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery (no available estimates of potential liability); (b) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion and the legislature has yet to consider legislation implementing the judgment; in 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; the court issued a writ in mandamus and appointed a special master in 1996 to submit a plan for implementation, which it intended to acquire by January 1, 1998. In January 1997, the Court established a committee, consisting of the special master and representatives of the Executive and Legislature, to develop an implementation plan; (c) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending resolution of the state case and the state case is in the pre-trial stage (no available estimate of potential liability); (d) Envirotest/Synterra Partners ("Envirotest") filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million as a result of investments it made in reliance on a contract to conduct emissions testing before the emissions testing program was suspended. Envirotest has entered into a Settlement Agreement resolve to which Envirotest's claims that will say Environtest a conditional sum of $195 million over four years; (e) in litigation brought by the Pennsylvania Human Relations Commission to remedy unintentional conditions of segregation in the Philadelphia public schools, the School District of Philadelphia filed a third-party complaint against the Commonwealth asking the Commonwealth Court to require the Commonwealth to supply funding necessary for the District to comply with orders of the court; the Commonwealth Court found that the School District was entitled to receive an additional

$45.2 million for the 1996-97 school year, but the Pennsylvania Supreme Court vacated this decision in September 1996; in January 1997, the Supreme Court ordered the parties to brief certain issues, but no further decision by the Supreme Court has been issued (no available estimate of potential liability); and (f) in February 1997, five residents of the City of Philadelphia, joined by the City, the School District and Others, filed a civil action in the Commonwealth Court for declaratory judgment against the Commonwealth and certain Commonwealth officers and officials that the defendants had failed to provide an adequate quality of education in Philadelphia, as required by the Pennsylvania Constitution (no available estimate of potential liability).

         Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and self-liquidating debt (defined to be debt with no claim on taxing power, secured solely by revenues from a specific source which have been projected to be sufficient to pay debt service on the related debt). Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the creditworthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.

         The City of Philadelphia (the "City") experienced a series of General Fund deficits for Fiscal Years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economics difficulties. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities

(primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and in recent years, the Authority has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City. The City currently is operating under a five year plan approved by the Authority in 1996, with technical amendments officially incorporated on July 18, 1996. The audited balance of the City's General Fund as of June 30, 1995 showed a surplus of approximately $118.5 million up from approximately $80.5 million as of June 30, 1995.


         The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority's power to issue debt to finance a cash flow deficit expired on December 31, 1996, and its ability to refund outstanding bonds is unrestricted. The Authority had approximately $1.1 billion in Special Revenue Bonds outstanding as of June 30, 1996.

         The foregoing information as to certain Pennsylvania risk factors constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the Funds' attention and were available as of the date of this Statement of Additional Information.

Special Considerations Regarding Investment in New Jersey
Municipal Obligations

         The State of New Jersey (the "State") and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the state are repaid from revenues obtained through the state's general taxing authority. An inability to increase taxes may adversely affect the state's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The state oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond- issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The state has experienced a gradual economic recovery since hitting a recessionary peak during 1992. Recently, the state's unemployment rate has fallen, and job growth has been experienced in several sectors of the state's economy. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

         The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1994 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of millions of dollars in public employer contributions to the State and significant ongoing annual savings to the State; (ii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iii) the County of Passaic and other parties have filed suit alleging the State violated a 1984 consent order concerning the construction of a resource recovery facility in that county; (iv) several Medicaid eligible children and the Association for Children of New Jersey have filed suit claiming the Medicaid reimbursement rates for services rendered to such children are inadequate under federal law; (v) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (vi) Waste Management of Pennsylvania, Inc. and an affiliate have filed suit alleging their constitutional rights were violated by the State's issuance of two emergency redirection orders and a draft permit; (vii) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (viii) the New Jersey Hospital Association has filed a constitutional challenge to the State's failure to provide funding for charity care costs, while requiring hospitals to treat all patients without ability to pay; (ix) the Education Law Center filed a motion compelling the State to close the spending gap between poor urban school districts and wealthy rural school districts;
(x) a group of insurance companies have filed a constitutional challenge to the challenge to the State's assessment of monies pursuant to the Fair Automobile Insurance Reform Act of 1990; (xi) a class action consisting of prisoners with serious mental disorders has been filed against officers of the Department of Corrections, alleging sex discrimination, violation of the Americans with Disabilities Act of 1990, and constitutional violations; (xii) a class action has been brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act; (xiii) several suits have been filed against the State in federal court alleging that the State committed securities fraud and environmental violations in the financing of a new Atlantic Cit highway and tunnel; (xiv) a class action has been filed against the State alleging the State's breach of contract for not paying certain Medicare co-insurance and deductibles; and (xv) an action has been filed challenging the State's issuance of bonds to fund the accrued liability in its pension funds under the Pension Bond Financing Act of 1997.

         Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody's or A SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.

                           PERFORMANCE CALCULATIONS

         The "yield" and "effective yield" of the Government Cash and Tax-Exempt Cash Portfolios (the "Cash Portfolios"), and the "tax-equivalent yield" of the Tax-Exempt Cash Portfolio, are calculated according to formulas prescribed by the Commission. The standardized seven-day yield of each of these Portfolios is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Cash Portfolios includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Fund to all shareholder accounts in proportion to the length of the base period and

THE Portfolio's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. An effective annualized yield for the Cash Portfolios may be computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The Tax-Exempt Cash Portfolio's "7-day tax-equivalent yield" may be computed by dividing the tax-exempt portion of the Portfolio's yield (calculated as above) by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt. The Tax-Exempt Cash Portfolio's tax-equivalent yield, and the Cash Portfolios' yield and effective yield, do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor."

         Set forth below is an example, for purposes of illustration only, of the current yield calculations for each of the Cash Portfolios for the seven day period ended October 31, 1997.

                                           Government Cash     Tax-Exempt
                                           Portfolio           Cash Portfolio
                                           10/31/97            10/31/97

7-Day Yield (Net Change
  X 365/7 average net
  asset value)                                5.56%               3.52%
7-Day Effective Yield                         5.71%               3.58%
7-Day Tax-Equivalent Yield                    8.06%               5.10%*

--------------------------------
* Assumes an effective Federal income tax rate of 31%

         The Commission yield of the Core Fixed Income Portfolio, Muni Intermediate Portfolio and the New Jersey Muni Portfolio for the 30-day period ended October 31, 1997 was 7.22%, 4.75% and 4.22%, respectively. These yields were calculated by dividing the net investment income per share (as described below) earned by the Portfolio during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                       Yield   =   2 [(   a-b + 1)6 - 1]
                                          ---
                                          cd

     Where:      a   =         dividends and interest earned during the
                               period.

                 b   =         expenses accrued for the period net of
                               reimbursements.

                 c   =         the average daily number of
                               shares outstanding during the
                               period that were entitled to
                               receive dividends.

                 d   =         maximum offering price per share
                               on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on any debt obligations held by the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the particular Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios' yields do not reflect any fees charged by the Advisor or an Affiliate to its clients. See "Investment Advisor."

         The Muni Intermediate and New Jersey Muni Portfolios' "tax-equivalent" yield is computed by dividing the portion of the yield that is exempt from Federal and/or State income taxes by one minus a stated Federal income tax rate and/or the State income tax rate and by adding that figure to that portion, if any, of the yield that is not tax-exempt. The 30 day tax-equivalent yield for the Muni Intermediate Portfolio and New Jersey Portfolio for the 30-day period ended October 31, 1997 was 7.18% and 6.65%, respectively (assuming a marginal Federal income tax rate of 31% and marginal Pennsylvania and New Jersey income tax rates of 2.80% and 5.525%, respectively).

         The Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni and Large Cap Value Portfolios each compute their respective average annual total returns separately for each class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                       T    =        [( ERV  )1/n - 1]
                                        ---
                                         P
           Where:      T    =        average annual total return.

                     ERV    =        ending redeemable value
                                     at the end of the period
                                     covered by the
                                     computation of a
                                     hypothetical $1,000
                                     payment made at the
                                     beginning of the period.

                       P    =        hypothetical initial
                                     payment of $1,000.

                       n    =        period covered by the computation,
                                     expressed in terms of years.

         The Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni and Large Cap Value Portfolios compute their aggregate total returns separately for each class by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                       T    =        [(  ERV  ) - 1]
                                         ---
                                          P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Portfolio's average annual total return and aggregate total return do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor."


         As of January 1, 1998, the Small Capitalization Equity Portfolio began to offer Institutional Shares. Institutional Shares are subject to an annual .05% fee payable pursuant to the Amended and Restated Shareholder Servicing Plan ("Shareholder Servicing Fee"). Prior to January 1, 1998, the Small Capitalization Equity Portfolio did not have an advisory fee and Advisor Shares had a .05% Shareholder Servicing Fee. Performance of the Institutional Shares prior to January 1, 1998 is represented by performance of the Advisor Shares.


         Set forth below are the average annual total return figures for the Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, Large Cap Value and New Jersey Muni Portfolios since inception and for the one year and five year periods ended October 31, 1997.


                                                                               Small
                                                                          Capitalization
                                                                              Equity
                          Core Fixed                                         Portfolio                              Muni
                          Income         Equity      International      Advisor      Institutional              Intermediate
                          Portfolio      Portfolio   Portfolio         Shares           Shares                   Portfolio
                          ----------     ---------   --------------    -----------------------------            -------------



1 Year Ended 10/31/97         8.63%         36.39%      16.35%         41.80%            N/A                      6.69%
5 Years Ended 10/31/97        6.65%         20.71%      15.98%         22.83%            N/A                      5.97%
Inception to 10/31/97         8.55%         15.79%      11.61%         19.05%            N/A                      5.65%

                           Large Cap     New
                           Value         Jersey Muni
                           Portfolio     Portfolio
                           ---------     ------------
1 Year Ended 10/31/97         36.55%         6.90%
Inception to 10/31/97         18.44%         4.62%


Inception Dates:
Core Fixed Income Portfolio..................................     11/17/88
Equity Portfolio.............................................     07/20/89
International Portfolio......................................     11/17/88
Small Capitalization Equity Portfolio........................     03/01/91
Muni Intermediate Portfolio..................................     06/05/92
Large Cap Value Portfolio....................................     12/31/92
New Jersey Muni Portfolio....................................     11/01/93

         Set forth below are the aggregate total return figures for the Core Fixed Income, Equity, International, Small

Capitalization Equity, Muni Intermediate, Large Cap Value and New Jersey Muni Portfolios from inception to October 31, 1997.

Portfolio                                     Inception Date                Aggregate Total Return
---------                                     --------------                ----------------------
Core Fixed Income                                11/17/88                          108.50%
Equity                                           07/20/89                          236.96%
International                                    11/17/88                          167.39%
Small Capitalization Equity                      03/01/91                          219.93%
Muni Intermediate                                06/05/92                           34.65%
Large Cap Value                                  12/31/92                          126.25%
New Jersey Muni                                  11/01/93                           19.73%



                              GENERAL INFORMATION

Dividends and Capital Gains Distributions

         Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). As set forth in the Prospectuses, the Government Cash and the Tax-Exempt Cash Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly; the International, Equity, Small Capitalization Equity and Large Cap Value Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend and the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a monthly dividend. If any net capital gains are realized by a Portfolio, that Portfolio normally distributes such gains at least once a year. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

         Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

Certain Record Holders


         As of November 30, 1997, the Advisor held of record substantially all of the outstanding shares of each Portfolio. For more information about the Advisor, see "Investment Advisor" in the Prospectus. As of November 30, 1997 the directors/trustees and officers of the Funds collectively owned less than 1% of the outstanding shares of each of the Funds' Portfolios.

                             FINANCIAL STATEMENTS

         The Funds' Financial Statements for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Equity, Small Capitalization Equity, Large Cap Value, International, Muni Intermediate and New Jersey Muni Portfolios for the year ended October 31, 1997 and the financial highlights for each of the respective periods presented, appearing in the 1997 Annual Report to Shareholders, and the reports thereon of Coopers & Lybrand L.L.P., the Funds' independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. No other parts of the 1997 Annual Report to Shareholder are incorporated herein.

                               OTHER INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS


I.  Description of Bond Ratings

         Excerpts from Moody's description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A -- judged to be of upper medium quality; factors giving security to principal and interest considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- judged to be of medium quality; lacking outstanding investment characteristics and in fact having speculative characteristics.

         Excerpts from S&P description of its highest bond ratings: AAA -- highest grade obligations; indicates an extremely strong capacity to pay interest and repay principal; AA -- also qualify as high grade obligations; indicates a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A -- qualifies as upper medium grade obligations; have strong capacity to pay interest and repay principal, although somewhat more susceptible to adverse effects of change in circumstances and economic conditions than higher rated bonds; BBB -- indicates adequate capacity to pay interest and repay principal, although adverse economic conditions are likely to weaken such capacity.

         Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes, other short-term obligations and variable rate demand obligations are as follows: MIG-1/VMIG-1 -- Best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing; MIG-2/VMIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

         Description of Moody's highest commercial paper rating: Prime-1 ("P-1") -- judged to be of the best quality. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         Excerpt from S&P rating of municipal note issues: SP-1+ -- overwhelming capacity to pay principal and interest; SP-1 -- very strong or strong capacity to pay principal and interest.

         Description of S&P highest commercial papers ratings: A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is either overwhelming or very strong.

II.  Description of Mortgage-Backed Securities

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor such as the Government Cash Portfolio and the Core Fixed Income Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         About Mortgage-Backed Securities. Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. FNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Funds expect that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each of the Government Cash Portfolio and the Core Fixed Income Portfolio will, consistent with its investment objective and policies, consider making investments in such new types of securities.

         Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Core Fixed Income Portfolio may purchase pools of variable rate mortgages (VRM), growing equity mortgages
(GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Portfolio is actually invested in VRMs, the Portfolio's interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolio's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

         Average Life. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30 year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

         Returns on Mortgage-Backed Securities. Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios which invest in them. The compounding effect from reinvestments of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

III.  Description of U.S. Government Securities and Certain Other
Securities

         The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S.
Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

         An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks,

Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         International institutions that issue securities which the Core Fixed Income Portfolio may purchase include the Asian Development Bank,
Inter-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank").

IV.  Description of Municipal Obligations

         Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

         The two principal classifications of Municipal Obligations are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Tax-Exempt Cash Portfolio may also invest in tax-exempt industrial development bonds, short-term municipal obligations (rated SP-1+ or SP-1 by S&P or MIG-1/VMIG-1 by Moody's), project notes, demand notes and tax-exempt commercial paper (rated A-1+ or A-1 by S&P or P-1 by Moody's), and municipal bonds with a remaining effective maturity of 13 months or less (rated AA or better by S&P or Aa or better by Moody's).

         Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.

         The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the Advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.

         Municipal Obligations are sometimes purchased on a "when issued" basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.

         From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the

Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds' Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.

V.  Foreign Investments

         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International Portfolio permit the Portfolio to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.


         Although the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

         Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios.